Exhibit 10.5

CytomX Therapeutics, Inc.

2015 Equity Incentive Plan

Early Exercise Option Award Notice

[Name of Optionee]

You have been awarded an option to purchase shares of Common Stock of CytomX Therapeutics, Inc., a Delaware corporation (the “Company”), pursuant to the terms and conditions of the CytomX Therapeutics, Inc. 2015 Equity Incentive Plan (the “Plan”) and the Early Exercise Stock Option Agreement (together with this Early Exercise Option Award Notice, the “Agreement”).  Copies of the Plan and the Early Exercise Stock Option Agreement are attached hereto.  Capitalized terms not defined herein shall have the meanings specified in the Plan or the Agreement.

Option:

You have been awarded a [Incentive Stock Option / Nonqualified Stock Option] to purchase from the Company [insert number] shares of its Common Stock, par value $0.00001 per share (the “Common Stock”), subject to adjustment as provided in Section 4.2 of the Agreement.

Option Date:	[____________________, _____]
Exercise Price:	$[______________] per share, subject to adjustment as provided in Section 4.2 of the Agreement.
Vesting Schedule:

Except as otherwise provided in the Plan, the Agreement or any other agreement between the Company or any of its Subsidiaries and Optionee, the Option shall vest [___________________], if, and only if, Optionee is, and has been, continuously (except for any absence for vacation, leave, etc. in accordance with the Company's or its Subsidiaries' policies): (i) employed by the Company or any of its Subsidiaries, (ii) serving as a Non-Employee Director or (iii) providing services to the Company or any of its Subsidiaries as an advisor or consultant, in each case, from the date of this Agreement through and including such date.

Expiration Date:

Except to the extent earlier terminated pursuant to Section 2.2 of the Agreement or earlier exercised pursuant to Section 2.3 of the Agreement, the Option shall terminate at 5:00 p.m., U.S. Pacific time, on [_______________].

CYTOMX THERAPEUTICS, INC.

By:	______________________________

Name:

Title:

Acknowledgment, Acceptance and Agreement:

By signing below and returning this Award Notice to CytomX Therapeutics, Inc. at the address stated herein, I hereby acknowledge receipt of the Agreement and the Plan, accept the Option granted to me and agree to be bound by the terms and conditions of this Award Notice, the Agreement and the Plan.

______________________________

Optionee

______________________________

Date

CytomX Therapeutics, Inc.

Attention:  [_________________]

343 Oyster Point Blvd.

Suite 100

South San Francisco, CA 94080

2

CytomX Therapeutics, Inc.
2015 Equity Incentive Plan

Early Exercise Stock Option Agreement

CytomX Therapeutics, Inc., a Delaware corporation (the “Company”), hereby grants to the individual (“Optionee”) named in the early exercise option award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Option Date”), pursuant to the provisions of the CytomX Therapeutics, Inc. 2015 Equity Incentive Plan (the “Plan”), an option to purchase from the Company the number of shares of the Company’s Common Stock, par value $0.00001 per share (“Common Stock”), set forth in the Award Notice at the price per share set forth in the Award Notice (the “Exercise Price”) (the “Option”), upon and subject to the terms and conditions set forth below, in the Award Notice and in the Plan.  Capitalized terms not defined herein shall have the meanings specified in the Plan.

1.Option Subject to Acceptance of Agreement.  The Option shall be null and void unless Optionee shall accept this Agreement by executing the Award Notice in the space provided therefor and returning an original execution copy of the Award Notice to the Company (or electronically accepting this Agreement within the Optionee’s stock plan account with the Company’s stock plan administrator according to the procedures then in effect).

2.Time and Manner of Exercise of Option.

2.1.Maximum Term of Option.  In no event may the Option be exercised, in whole or in part, after the expiration date set forth in the Award Notice (the “Expiration Date”).

2.2.Vesting and Exercise of Option.  The Option shall become vested and exercisable in accordance with the vesting schedule set forth in the Award Notice (the “Vesting Schedule”).  Alternatively, this Option may be exercised, in whole or in part, as to shares of Common Stock that have not yet vested in accordance with the Vesting Schedule (the “Unvested Shares”).  This Option may not be exercised for a fraction of a Share. The Option shall otherwise be vested and exercisable following a termination of Optionee’s employment according to the following terms and conditions:

(a)Termination of Employment due to Death or Disability.  If Optionee’s employment with the Company terminates by reason of Optionee’s death or Disability, the Option, to the extent vested on the effective date of such termination of employment, may thereafter be exercised by Optionee or Optionee’s executor, administrator, legal representative, guardian or similar person until and including the earlier to occur of (i) the date which is one year after the date of termination of employment and (ii) the Expiration Date.   Except to the extent the Option is vested and exercisable as of the date of Optionee’s death or termination due to Disability, the Option shall terminate as of the date of Optionee’s termination of employment.

(b)Termination by the Company Other than for Cause, Death or Disability or by Optionee.  If Optionee’s employment with the Company is terminated (i) by the Company for any reason other than for Cause, death or Disability or (ii) by the Optionee by reason of the Optionee’s resignation from employment for any reason, the Option, to the extent vested on the effective date of such termination of employment, may thereafter be exercised by Optionee until and including the earlier to occur of (i) the date which is ninety (90) days after the date of such termination of employment and (ii) the Expiration Date.

(c)Termination by Company for Cause.  If Optionee’s employment with the Company terminates by reason of the Company’s termination of Optionee’s employment for Cause, then the Option, whether or not vested, shall terminate immediately upon such termination of employment.

(d)Definitions.

(i)Cause.  For purposes of this Option, “Cause” shall have the meaning set forth in the employment agreement, if any, between the Optionee and the Company or any of its Subsidiaries, provided that if Optionee is not a party to an employment agreement that contains such definition, then “Cause” shall mean a termination of employment or service based upon a finding by the Company or any of its Subsidiaries, acting in good faith and based on its reasonable belief at the time, that the Optionee:  (1) has been negligent in the discharge of his or her duties to the Company or any Subsidiary, has refused to perform stated or assigned duties or is incompetent in or (other than by reason of a Disability or analogous condition) incapable of performing those duties; (2) has been dishonest or committed or engaged in an act of theft, embezzlement or fraud, a breach of confidentiality, an unauthorized disclosure or use of inside information, customer lists, trade secrets or other confidential information; (3)  has breached a fiduciary duty, or willfully and materially violated any other duty, law, rule, regulation or policy of the Company or any of its Subsidiaries; or has been convicted of, or pled guilty or nolo contendere to, a felony or misdemeanor (other than minor traffic violations or similar offenses); (4) has materially breached any of the provisions of any agreement with the Company or any of its Subsidiaries; (5) has engaged in unfair competition with, or otherwise acted intentionally in a manner injurious to the reputation, business or assets of, the Company or any of its Subsidiaries; or (6)  has improperly induced a vendor or customer to break or terminate any contract with the Company or any of its Subsidiaries or induced a principal for whom the Company or any Subsidiary acts as agent to terminate such agency relationship.   A termination for Cause shall be deemed to occur (subject to reinstatement upon a contrary final determination by the Committee) on the date on which the Company or any Subsidiary first delivers written notice to the Optionee of a finding of termination for Cause.

(ii)Disability.  For purpose of this Option, “Disability” shall have the meaning set forth in the employment agreement, if any, between the Optionee and the Company or any of its Subsidiaries, provided that if Optionee is not a party to an employment agreement that contains such definition, then “Disability” shall mean Optionee’s inability, due to illness, accident, injury, physical or mental incapacity or other disability, to carry out effectively Optionee’s duties and obligations to the Company or any of its Subsidiaries or, if applicable based on Optionee’s position, to participate effectively and actively in the management of the Company or any of its Subsidiaries for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve month period, as determined in the reasonable judgment of the Board. A Disability shall be deemed to have occurred on the date that either Optionee or Optionee’s personal representative or legal guardian, on the one hand, or the Company, on the other hand, provides notice to the other party of the satisfaction of each of the requirements to constitute a Disability set forth above or on such other date as the parties shall mutually agree.

2.3.Method of Exercise.  Subject to the limitations set forth in this Agreement, the Option may be exercised by Optionee (a) with respect to a portion of the Option that is then vested, by delivering to the Company an executed exercise agreement in the form attached hereto as Exhibit A, or with respect to a portion of the Option that is not vested, by delivering to the Company an executed early exercise agreement in the form attached hereto as Exhibit B (together with Exhibit A, the “Exercise Agreements”), in each case, specifying the number of whole shares of Common Stock to be purchased and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company’s satisfaction) either (i) in cash, (ii) by delivery to the Company (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (iii) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (iv) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom Optionee has submitted an irrevocable notice of exercise or (v) by a combination of (i), (ii) and (iii), and (b) by executing such documents as the Company may reasonably request.  Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by Optionee.  No certificate representing a share of Common Stock shall be issued or delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 4.1, have been paid.

2.4.Termination of Option.  In no event may the Option be exercised after it terminates as set forth in this Section 2.4.  The Option shall terminate, to the extent not earlier terminated pursuant to Section 2.2 or exercised pursuant to Section 2.3, on the Expiration Date.  Upon the termination of the Option, the Option and all rights hereunder shall immediately become null and void.

3.Transfer Restrictions and Investment Representations.

3.1.Nontransferability of Option.  The Option may not be transferred by Optionee other than by will or the laws of descent and distribution or pursuant to the designation of one or more beneficiaries on the form prescribed by the Company.  Except to the extent permitted by the foregoing sentence, (i) during Optionee’s lifetime the Option is exercisable only by Optionee or Optionee’s legal representative, guardian or similar person and (ii) the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process.  Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void.

3.2.Investment Representation.  Optionee hereby represents and covenants that (a) any shares of Common Stock purchased upon exercise of the Option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), unless such purchase has been registered under the Securities Act and any applicable state securities laws; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, Optionee shall submit a written statement, in a form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of any purchase of any shares hereunder or (y) is true and correct as of the date of any sale of any such shares, as applicable.  As a further condition precedent to any exercise of the Option, Optionee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board or the Committee shall in its sole discretion deem necessary or advisable.

4.Additional Terms and Conditions.

4.1.Withholding Taxes.  (a)As a condition precedent to the issuance of Common Stock following the exercise of the Option, Optionee shall, upon request by the Company, pay to the Company in addition to the purchase price of the shares, such amount as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the “Required Tax Payments”) with respect to such exercise of the Option.  If Optionee shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to Optionee.

(b)Optionee may elect to satisfy his or her obligation to advance the Required Tax Payments by any of the following means:  (i) a cash payment to the Company; (ii) delivery to the Company (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the date on which such withholding obligation arises (the “Tax Date”), equal to the Required Tax Payments; (iii) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered to Optionee upon exercise of the Option having an aggregate Fair Market Value, determined as of the Tax Date, equal to the Required Tax Payments; (iv) except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom Optionee has submitted an irrevocable notice of exercise or (v) any combination of (i), (ii) and (iii).  Shares of Common Stock to be delivered or withheld may not have a Fair Market Value in excess of the minimum amount of the Required Tax Payments.  Any fraction of a share of Common Stock which would be required to satisfy any such obligation shall be disregarded and the remaining amount due shall be paid in cash by Optionee.  No share of Common Stock or certificate representing a share of Common Stock shall be issued or delivered until the Required Tax Payments have been satisfied in full.

4.2.Adjustment.  In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities subject to the Option and the Exercise Price shall be equitably adjusted by the Committee, such adjustment to be made in accordance with Section 409A of the Code.  In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of rights of participants.  The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

4.3.Compliance with Applicable Law.  The Option is subject to the condition that if the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the purchase or issuance of shares hereunder, the Option may not be exercised, in whole or in part, and such shares may not be issued, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.  The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action.

4.4.Issuance or Delivery of Shares.  Upon the exercise of the Option, in whole or in part, the Company shall issue or deliver, subject to the conditions of this Agreement, the number of shares of Common Stock purchased against full payment therefor.  Such issuance shall be evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company.  The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such issuance, except as otherwise provided in Section 4.1.

4.5.Option Confers No Rights as Stockholder.  Optionee shall not be entitled to any privileges of ownership with respect to shares of Common Stock subject to the Option unless and until such shares are purchased and issued upon the exercise of the Option, in whole or in part, and Optionee becomes a stockholder of record with respect to such issued shares.  Optionee shall not be considered a stockholder of the Company with respect to any such shares not so purchased and issued.

4.6.Option Confers No Rights to Continued Employment.  In no event shall the granting of the Option or its acceptance by Optionee, or any provision of this Agreement or the Plan, give or be deemed to give Optionee any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time.

4.7.Decisions of Board or Committee.  The Board or the Committee shall have the right to resolve all questions which may arise in connection with the Option or its exercise.  Any interpretation, determination or other action made or taken by the Board or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

4.8.Successors.  This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of Optionee, acquire any rights hereunder in accordance with this Agreement or the Plan.

4.9.Notices.  All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to CytomX Therapeutics, Inc., Attn: [_________________], 343 Oyster Point Blvd., Suite 100, South San Francisco, CA 94080, and if to Optionee, to the last known mailing address of Optionee contained in the records of the Company.  All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile or electronic mail with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service.  The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile or electronic mail transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

4.10.Governing Law. This Agreement, the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

4.11.Agreement Subject to the Plan.  This Agreement is subject to the provisions of the Plan, including Section 5.8 of the Plan with respect to a Change in Control, and shall be interpreted in accordance therewith.  In the event that the provisions of this Agreement and the Plan conflict, the Plan shall control.  The Optionee hereby acknowledges receipt of a copy of the Plan.

4.12.Entire Agreement.  This Agreement (including any Exercise Agreements attached hereto) and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee.

4.13.Partial Invalidity.  The invalidity or unenforceability of any particular provision of this Agreement shall not effect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

4.14.Amendment and Waiver.  The provisions of this Agreement may be amended or waived only by the written agreement of the Company and the Optionee, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

4.15.Counterparts.  The Award Notice may be executed in two counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

Exhibit A: Exercise Notice

CytomX Therapeutics, Inc.
2015 Equity Incentive Plan

Option Exercise Agreement

(Vested Portion of Option)

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Early Exercise Option Award Notice dated as of ____________________ and the Early Exercise Stock Option Agreement attached thereto (together, the “Option Agreement”) under the CytomX Therapeutics, Inc. 2015 Equity Incentive Plan (the “Plan”), as follows:

•

the Purchaser hereby irrevocably elects to purchase __________________ shares of Common Stock, par value $0.00001 per share (the “Shares”), of CytomX Therapeutics, Inc., a Delaware corporation (the “Company”), and

•	such purchase shall be at the price of $__________________ per share, for an aggregate amount of $__________________ (subject to applicable withholding taxes pursuant to Section 5.5 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1.Delivery of Share Certificate.  The Purchaser requests that a certificate representing the Shares be registered to Purchaser and delivered to: _______________________

_____________________________________________________________________________.

2.Investment Representations.  The Purchaser hereby affirms as made as of the date hereof the representations in Section 3.2 of the Option Agreement and such representations are incorporated herein by this reference. The Purchaser also understands and acknowledges that the certificates representing the Shares will be legended as provided for in Section 5.6 of the Plan.

3.Plan and Option Agreement.  The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement, both of which are incorporated herein by this reference.  If a conflict or inconsistency between the terms and conditions of this Option Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern.  The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Option Agreement) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them.  Any controversy or claim arising out of or relating to this Option Exercise Agreement shall governed by Delaware law as provided in Section 4.10 of the Option Agreement and Section 5.13 of the Plan.

4.Entire Agreement.  This Option Exercise Agreement, the Option Agreement, and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof.  The Plan, the Option Agreement and this Option Exercise Agreement may be amended in accordance with the terms of the Plan and the Option Agreement.  Such amendment must be in writing and signed by the Company.  The Company may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

5.Notice of Sale of ISO Shares.  If the Shares are being acquired upon exercise of an Option are intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one year of the date that they are acquired by the Purchaser or two years after the Option Date set forth in the Option Agreement, the Purchaser shall provide notice to the Company of such disposition.

“PURCHASER” Signature «Name» Print Name Date

ACCEPTED BY:
CYTOMX THERAPEUTICS, INC.,

a Delaware corporation

By:__________________________________

Its:__________________________________

(To be completed by the Company after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

Exhibit B: Early Exercise Notice

CytomX Therapeutics, Inc.
2015 Equity Incentive Plan

Option Exercise Agreement

(Unvested Portion of Option)

The undersigned (the “Purchaser”) hereby irrevocably elects to exercise his/her right, evidenced by that certain Early Exercise Option Award Notice dated as of ____________________ and the Early Exercise Stock Option Agreement attached thereto (together, the “Option Agreement”) under the CytomX Therapeutics, Inc. 2015 Equity Incentive Plan (the “Plan”), as follows:

•

the Purchaser hereby irrevocably elects to purchase __________________ shares of Common Stock, par value $0.00001 per share (the “Restricted Shares”), of CytomX Therapeutics, Inc., a Delaware corporation (the “Company”), and

•	such purchase shall be at the price of $__________________ per share, for an aggregate amount of $__________________ (subject to applicable withholding taxes pursuant to Section 5.5 of the Plan).

Capitalized terms are defined in the Plan if not defined herein.

1.Investment Representations.  The Purchaser hereby affirms as made as of the date hereof the representations in Section 3.2 of the Option Agreement and such representations are incorporated herein by this reference. The Purchaser also understands and acknowledges that the certificates representing the Shares will be legended as provided for in Sections 3.3(c) and 5.6 of the Plan.

2.Vesting.  The Restricted Shares are being acquired prior to the time that they have become vested in accordance with the terms of the Option Agreement.  Accordingly, the Restricted Shares are subject to the Company’s repurchase right set forth in Section 5 below and other restrictions set forth herein.  The Restricted Shares shall vest, and the Company’s repurchase right under Section 5 shall lapse, as of the date(s) that the Option would have otherwise become vested as to such Restricted Shares.  The maximum number of Restricted Shares that may vest on any occasion or event shall not exceed the number of shares that would have otherwise vested on such date under the Option Agreement had the underlying stock option not been exercised early to acquire the Restricted Shares.  No additional Restricted Shares shall vest after the Purchaser’s termination of employment or service with the Company and its Subsidiaries (the “Termination Date”).

3.Delivery of Shares.

(a)Form.  In accordance with Section 3.3(c) of the Plan, during the period of the Vesting Schedule set forth in the Option Agreement (the “Restriction Period”), the Restricted Shares shall be held by a custodian in book entry form with restrictions on such Shares duly noted or, alternatively, a certificate or certificates representing the Restricted Shares shall be registered in the Purchaser’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6 of the Plan, indicating that the ownership of the Shares represented by such certificate is subject to the restrictions, terms and conditions of the Plan, the Option Agreement and this Option Exercise Agreement. All such certificates shall be deposited with the Company, together with stock powers in the form attached hereto at Exhibit 1 and all other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the Restricted Shares in the event such Restricted Shares are forfeited in whole or in part. Upon termination of the Restriction Period (and the satisfaction or attainment of any applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5 of the Plan, the restrictions shall be removed from the requisite number of any Shares that are held in book entry form, and all certificates evidencing ownership of the requisite number of Shares shall be delivered to the Purchaser. The shares so delivered shall no longer be subject to the Company’s repurchase right under Section 5.

(b)Stock Power; Power of Attorney.  Concurrent with the execution and delivery of this Agreement, the Purchaser shall deliver to the Company an executed stock power in the form attached hereto as Exhibit 1, in blank, with respect to the Restricted Shares and any related Restricted Property (as defined below).  The Purchaser, by acceptance of the Option, shall be deemed to appoint, and does so appoint by execution of this Option Exercise Agreement, the Company and each of its authorized representatives as the Purchaser’s attorney(s)‑in‑fact to (1) effect any transfer to the Company (or other purchaser, as the case may be) of the Restricted Shares acquired pursuant to this Option Exercise Agreement (including any related Restricted Property) that are repurchased by the Company (or other permitted purchaser), and (2) execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

4.Dividend, Voting Rights.  In accordance with Section 3.3(d) of the Plan, after the date of issuance of the Restricted Shares, the Purchaser shall  have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Shares; provided, however, that such rights shall terminate as to any Restricted Shares that are repurchased by the Company in accordance with Section 5; and provided further that (i) a distribution with respect to Shares, other than a regular cash dividend, and (ii) a regular cash dividend with respect to Shares that are subject to performance-based vesting conditions, in each case, shall be deposited with the Company and shall be subject to the same restrictions as the Shares with respect to which such distribution was made. Any such property referred to in clauses (i) and (ii) above shall be referred to as “Restricted Property.”  Upon a repurchase of any Restricted Shares by the Company in accordance with Section 5 prior to the time such Restricted Shares have vested, the Restricted Property related to such repurchased Restricted Shares shall be automatically transferred to the Company, without any further action by the Purchaser (or the Purchaser’s beneficiary or personal representative, as the case may be) or additional consideration from the Company.  The Company may take any other action necessary or advisable to evidence such transfer.  The Purchaser (or the Purchaser’s beneficiary or personal representative, as the case may be) shall deliver any additional documents of transfer that the Company may request to confirm the transfer of such Restricted Property to the Company.

5.Company’s Repurchase Right.  Subject to the terms and conditions of this Section 5, the Company shall have the right (the “Repurchase Right”) (but not the obligation) to repurchase in one or more transactions in connection with the termination of the Purchaser’s employment by or services to the Company or any of its Subsidiaries, and the Purchaser (or any permitted transferee) shall be obligated to sell any of the Restricted Shares that have not, as of the Purchaser’s Termination Date, become vested.

To exercise the Repurchase Right, the Company must give written notice thereof to the Purchaser (the “Repurchase Notice”).  The Repurchase Notice is irrevocable by the Company and must (a) be in writing and signed by an authorized officer of the Company, (b) set forth the Company’s intent to exercise the Repurchase Right and contain the total number of Restricted Shares to be sold to the Company pursuant to the exercise of the Repurchase Right, (c) be mailed or delivered to the Purchaser at the Purchaser’s address reflected or last reflected on the Company’s payroll records or delivered to the Purchaser in person, and (d) be so mailed or delivered no later than second anniversary of the Purchaser’s Termination Date.  If mailed, the Repurchase Notice shall be enclosed in a properly sealed envelope, addressed as aforesaid, and deposited (postage prepaid) in a post office or branch post office regularly maintained by the United States government.  The Repurchase Notice shall be deemed to have been duly given as of the date mailed or delivered in accordance with the foregoing provisions.

The price per Restricted Share to be paid by the Company upon settlement of the Company’s Repurchase Right (the “Repurchase Price”) shall equal the lesser of (a) the price paid by the Purchaser to exercise the stock option and acquire such Restricted Share, or (b) the Fair Market Value of a Share determined as of the date of the Repurchase Notice.  No interest shall be paid with respect to and no other adjustments (other than adjustments in accordance with Section 5.7 of the Plan to reflect stock splits and similar changes in capitalization) shall be made to the Repurchase Price.  The closing of any repurchase under this Section 5 shall be at a date to be specified by the Company, such date to be no later than 30 days after the mailing or delivery of the Repurchase Notice.  The Repurchase Price shall be paid at the closing in the form of a check or by cancellation of money purchase indebtedness.

Upon a repurchase of any Restricted Shares by the Company, such repurchased Restricted Shares shall be automatically transferred to the Company, without any further action by the Purchaser (or the Purchaser’s beneficiary or personal representative, as the case may be).  The Company may exercise its powers under this Option Exercise Agreement (including, without limitation, its powers under Section 3) and take any other action necessary or advisable to evidence such transfer.  The Purchaser (or the Purchaser’s beneficiary or personal representative, as the case may be) shall deliver any additional documents of transfer that the Company may request to confirm the transfer of such repurchased Restricted Shares to the Company.

If the Purchaser (or any permitted transferee who is an employee of the Company or any Subsidiary) ceases to be an employee of the Company or any of its Subsidiaries and holds Restricted Shares as to which the Company’s Repurchase Right has been exercised, the Purchaser shall be entitled to payment in respect of such Restricted Shares in accordance with the foregoing provisions of this Section 5, but (unless otherwise required by law) shall no longer be entitled to participation in the Company or other rights as a stockholder with respect to the Restricted Shares subject to the repurchase.  To the maximum extent permitted by law, the Purchaser’s rights following the exercise of the Repurchase Right shall, with respect to the repurchase and the Restricted Shares covered thereby, be solely the rights that he or she has as a general creditor of the Company to receive payment of the amount specified above in this Section 5.

6.Other Restrictions.  The Restricted Shares, both before and after such shares have become vested pursuant to Section 2 hereof, are subject to and the Purchaser hereby agrees to the following terms and conditions of the sale of the Restricted Shares to the Purchaser:

•	any transfer of the Restricted Shares must comply with the restrictions on transfer set forth in Section 3.2 of the Option Agreement and Sections 5.4 and 5.6 of the Plan;
•

any Restricted Property in respect of the Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily, other than by will or the laws of descent and distribution, until the time that the Restricted Shares to which the Restricted Property relates become vested in accordance with Section 2 hereof;

•

as a condition to any otherwise permitted transfer of the Restricted Shares, the Company may require the transferee to execute a written agreement, in a form acceptable to the Company, that the transferee acknowledges and agrees to the foregoing terms and restrictions imposed on the shares.

7.Plan and Option Agreement.  The Purchaser acknowledges that all of his/her rights are subject to, and the Purchaser agrees to be bound by, all of the terms and conditions of the Plan and the Option Agreement, both of which are incorporated herein by this reference.  If a conflict or inconsistency between the terms and conditions of this Exercise Agreement and of the Plan or the Option Agreement shall arise, the terms and conditions of the Plan and/or the Option Agreement shall govern.  The Purchaser acknowledges receipt of a copy of all documents referenced herein (including the Option Agreement) and acknowledges reading and understanding these documents and having an opportunity to ask any questions that he/she may have had about them.  Any controversy or claim arising out of or relating to this Exercise Agreement shall governed by Delaware law shall apply as provided in Section 4.10 of the Option Agreement and Section 5.13 of the Plan.

8.Entire Agreement.  This Exercise Agreement, the Option Agreement, and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof.  The Plan, the Option Agreement and this Exercise Agreement may be amended in accordance with the terms of the Plan and the Option Agreement.  Such amendment must be in writing and signed by the Company.  The Company may, however, unilaterally waive any provision hereof or of the Option Agreement in writing to the extent such waiver does not adversely affect the interests of the Purchaser hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

9.Notice of Sale of ISO Shares.  If the Shares are being acquired upon exercise of an Option are intended to qualify as an Incentive Stock Option, the Purchaser agrees that, upon any sale or other transfer of the Shares within either one year of the date that they are acquired by the Purchaser or two years after the Option Date set forth in the Option Agreement, the Purchaser shall provide notice to the Company of such disposition.

“PURCHASER” Signature «Name» Print Name Date

ACCEPTED BY:
CYTOMX THERAPEUTICS, INC.,

a Delaware corporation

By:__________________________________

Its:__________________________________

(To be completed by the Company after the price (including applicable withholding taxes), value (if applicable) and receipt of funds is verified.)

EXHIBIT 1

STOCK POWER

FOR VALUE RECEIVED and pursuant to that certain Option Exercise Agreement between CytomX Therapeutics, Inc., a Delaware corporation (the “Company”), and the individual named below (the “Individual”) dated as of __________________, the Individual, hereby sells, assigns and transfers to the Company, an aggregate _______________ shares of Common Stock of the Company, standing in the Individual’s name on the books of the Company and represented by stock certificate number(s) ________________________________________ to which this instrument is attached, and hereby irrevocably constitutes and appoints ______________________________________________________ as his or her attorney in fact and agent to transfer such shares on the books of the Company, with full power of substitution in the premises.

Dated __________________, _______

Signature

  «Name»

Print Name

(Instruction: Please do not fill in any blanks other than the signature line.  The purpose of the assignment is to enable the Company to exercise its sale/purchase option set forth in the Option Exercise Agreement without requiring additional signatures on the part of the Individual.)